Investor Presentation Citi Global Property CEO Conference March 4 - 6, 2019 Together with you, we make a house a home.

Disclaimer This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which include, but are not limited to, statements related to the Company’s expectations regarding the anticipated benefits of the merger with Starwood Waypoint Homes, the performance of the Company’s business, its financial results, its liquidity and capital resources, and other non-historical statements. In some cases, you can identify these forward-looking statements by the use of words such as "outlook," "believes," "expects," "potential," "continues," "may," "will," "should," "could," "seeks," "projects," "predicts," "intends," "plans," "estimates," "anticipates" or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties, including, among others, risks associated with achieving expected revenue synergies or cost savings from the merger, risks inherent to the single-family rental industry sector and the Company’s business model, macroeconomic factors beyond the Company’s control, competition in identifying and acquiring the Company’s properties, competition in the leasing market for quality residents, increasing property taxes, homeowners' association fees and insurance costs, the Company’s dependence on third parties for key services, risks related to evaluation of properties, poor resident selection and defaults and non-renewals by the Company’s residents, performance of the Company’s information technology systems, and risks related to the Company’s indebtedness. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. Additional factors that could cause the Company’s results to differ materially from those described in the forward-looking statements can be found under the section entitled "Part I. Item 1A. Risk Factors," of the Annual Report on Form 10-K for the fiscal year ended December 31, 2018, filed with the Securities and Exchange Commission (the "SEC"), as such factors may be updated from time to time in the Company’s periodic filings with the SEC, which are accessible on the SEC’s website at http://www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this presentation and in the Company’s filings with the SEC. The forward- looking statements speak only as of the date of this presentation, and we expressly disclaim any obligation or undertaking to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except to the extent otherwise required by law. 2

Southern California I. INVITATION HOMES INVESTMENT HIGHLIGHTS 3

Investment Summary

Leading investor and operator of over 80k homes in a sector with outsized growth prospects

Outsized Growth Prospects for SFR	• 12.5M net households to form in next 10 years; millennials reaching age where needs align with single-family housing (1) • Single-family housing supply growth remains low, and increasingly constrained by rising construction costs • Affordability moving more in favor of single-family rental versus homeownership
Premier Portfolio with Unmatched Scale & Locations	• Significant scale and market density – 80,807 total homes, with ~4,750 homes per market on average • Focused on strategically selected high-growth markets (70% of revenue from Western U.S. and Florida) • Household growth ~2x the US average in INVH markets; more affordable to rent a home than own in 15 of 17 markets (1)
Best-In-Class Operating Platform	• Deep, experienced management team with track record of creating value through focused management and innovation • Local, in-house expertise and customer care, empowered by centralized strategy and support tools • Platform productivity initiatives to further enhance service efficiency as systems and processes are fine-tuned
Long Runway for Further Value Creation	• Nearing completion of unified operating platform implementation in all markets to unlock field efficiencies from merger • Developing initiatives to expand service offerings to residents over time, and to further refine operating model • Recycling capital to enhance portfolio, while simultaneously progressing toward investment grade balance sheet
Serving our Communities	• Providing an option for consumers wishing to combine single-family living with a professionally managed leasing lifestyle • Quality of resident service and homes in desirable neighborhoods offer a differentiated value proposition to residents • ~$2B invested in renovation to revitalize communities, support local vendors, and enhance residents' experience

(1) Source: John Burns Real Estate Consulting (JBREC).

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Strong Start to 2019 Occupancy and rent growth accelerating into 2019 Same Store Average Occupancy 96.4% 96.3% 96.0% 95.7% 95.6% 95.3% 95.3% 95.0% Q3 Q4 January February 2017 2018 2018 2019 Same Store Blended Rental Rate Growth 4.7% 4.4% 4.2% 4.3% 4.1% 3.7% 3.5% 3.4% Q3 Q4 January February 2017 2018 2018 2019 5

Premier Single-Family Portfolio Unmatched scale and density in high-growth locations; Recycling capital to enhance portfolio The IH Way: “Channel Agnostic, Location Specific” 70% of Revenue Generated in Western U.S. and Seattle Florida Regions 5% Minne- apolis ~4,750 1% Northern Chicago Homes per Market California 4% on Average 7% Denver 3% Las Vegas Southern 3% Nashville Carolinas California Phoenix 1% 5% 13% 7% >95% Atlanta Dallas Jacksonville 13% 2% of Revenue from Markets 3% with >2,000 Homes Houston Orlando 3% 7% Tampa 10% South Florida 4.5% 13% Increase in FY 2018 Same Percent of 4Q18 Core revenues Store Core Revenues 6

Best-in-Class Operating & Asset Management Platform

Innovative ProCare Service Platform drives resident loyalty and operating efficiency

The IH Way: "Eyes on Assets"



- **Proactive** approach to resident care and maintenance
- **Local** resident service and leasing, with centralized oversight and revenue management tools
- **Collaboration** between Operations and Investment Teams to identify opportunities and drive consistency
- **Enhancing efficiency** through better technology, in-house technician utilization, and route optimization



Welcome home!
At Invitation Homes our commitment to you is a welcoming home for a more inviting life. Our professional ProCare property management starts before you walk in the door with our multi-point home inspection.
My team and I have personally done a comprehesive check of your home's systems so that everything can be in working order when you move in.
We're glad to have you home!
invitation homes

Trailing Twelve Months Turnover Rate
(Same Store)



35.8%
35.3%
34.5%
33.8%
32.7%
4Q 17
1Q 18
2Q 18
3Q 18
4Q 18

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Pursuing Investment Grade Balance Sheet Significant enhancement of balance sheet in 2018; Continuing to prioritize deleveraging Low Cost, Flexible Capital Structure Making Progress Towards Investment Grade 12/31/18 (1) ► No debt maturities until 2021 12/31/17 Pro Forma(1) 9.5x 8.8x Net Debt to Adjusted EBITDAre ► ~90% fixed rate or swapped to fixed rate debt in 2020 5.5 ► Flexible capital stack, mostly prepayable at no cost 4.1 Weighted Average Maturity (Yrs) ► Significant liquidity with $1.1 billion available through 48% revolving lines of credit and unrestricted cash % of Assets Unencumbered 42% ► Prioritizing excess cash after dividend for debt 3.4% repayment 3.3% Weighted Average Cost of Debt ________________________________________________ Note: For additional detail, please see Notes on page 21. 8

Seattle II. COMPELLING INDUSTRY FUNDAMENTALS 9

Demographics to Drive Household Formation JBREC expects 12.5M net households to form over the next 10 years  Significant pent up demand in millennial generation likely to move toward single family rental over the next decade Current Population by Age Cohort Percentage of 30-Year-Olds Hitting ‘Adult’ Milestones (millions of people) Future Delayed milestones = significant future demand Demand 1975 2015 24 56% Own a home 23 23.3 33% Avg. IH Resident Age: 40 22 76% 22.1 21.9 Live with a child 47% 21 21.1 21.2 20.9 89% Have ever married 20 57% 19.6 19 90% Live on their own 70% 18 15-19 20-24 25-29 30-34 35-39 40-44 45-49 ________________________________________________ Source: US Census Bureau and John Burns Real Estate Consulting (JBREC), February 2019. 10

Favorable Near-term Demand Trends Location advantage adds another tailwind to demand for Invitation Homes  Job growth and household formation in Invitation Homes markets significantly exceeds U.S. averages Projected Employment Growth Projected Household Formations (Employment Growth, 2019e) (Household Growth, 2019e) 1.5% 1.9% 1.0% 1.0% (1) (1) U.S. Average Invitation Homes Markets U.S. Average Invitation Homes Markets ________________________________________________ Source: John Burns Real Estate Consulting (JBREC), February 2019. Note: For additional detail, please see Notes on page 21. 11

Affordability Positions Single-Family Rentals to Take Market Share Strong household formation + declining home purchase affordability creates ideal SFR conditions  Affordability has become a challenge for potential homebuyers, resulting in declining home purchases  The need for affordable single family housing is even greater in Invitation Homes markets US New Home Sales (Census Bureau) Weighted Average Burns Affordability Index (1) (YOY % Change) (Based on relationship between household income and housing ownership costs; higher index values represent lower affordability) 30% 25% RESI 6.5 20% Balanced market 15% AMH 6.7 = 5.0 10% US 7.2 5% 0% TAH 7.8 -5% -10% INVH 8.0 -15% Nov-17 Jan-18 Mar-18 May-18 Jul-18 Sep-18 Nov-18 0 1 2 3 4 5 6 7 8 9 ________________________________________________ Source: John Burns Real Estate Consulting (JBREC), February 2019. Note: For additional detail, please see Notes on page 21. 12

Invitation Homes Provides a Solution to Affordability Renting more affordable than owning in 15 of 17 Invitation Homes markets  Invitation Homes offers high-quality homes in attractive neighborhoods and high-touch resident service, without the financial commitment of homeownership  Same Store move-outs to homeownership declined 17% year-over-year in FY 2018 Monthly Single-Family Rental Costs Minus Housing Ownership Costs (Home Rentership Discount) (1) Southern California $(818) Seattle $(759) Northern California $(559) Denver $(398) Dallas $(388) Las Vegas Cheaper to Rent $(341) Than Own Orlando $(252) Phoenix $(237) Nashville $(231) South Florida $(197) Atlanta $(126) Minneapolis $(105) Jacksonville $(98) Houston $(59) Tampa $(53) Cheaper To Carolinas $5 Own Than Rent Chicago $121 ________________________________________________ $(880) $(680) $(480) $(280) $(80) $120 Source: John Burns Real Estate Consulting (JBREC), February 2019. Note: For additional detail, please see Notes on page 21. 13

Shortage of Single Family Housing Supply Likely to Continue Single family home construction remains constrained  Homebuilders cite rising labor costs, materials costs, impact fees, and regulatory hurdles as barriers to new supply  Replacement cost increases for single family housing continue to outpace consumer inflation and household incomes Total Housing Permits (Single and Multifamily) as a % of Households in Invitation Homes’ Markets 4.0% Single-Family Multifamily 80-'18 Avg 3.0% 2.0% 1.0% 0.0% 1980 1986 1992 1998 2004 2010 2016 ________________________________________________ Source: US Census Bureau and John Burns Real Estate Consulting (JBREC), February 2019. 14

Barriers to New Supply are Higher at Lower Price Points Rising input costs have pushed homebuilders to larger homes at higher price points  Invitation Homes’ portfolio competes primarily at the “starter” and “move-up” home segments of the housing market – Average purchase price on new acquisitions in 2018 for Invitation Homes was $298k  Nationally, new home sales at sub-$300k price points in 2018 were a record-low 43% of all new home sales, vs. 75% in 2009 Median Price of New Supply Percentage of New Homes Built with < 1,800 Square Ft 40% $400K 37% 36% New Home Median Price - INVH Markets 34% 34% 33% 33% 32% 32% 32% New Home Median Price - United States 31% $360K (1) 29% 29% INVH Implied Enterprise Value per Home 30% 28% 28% 24% 22% 22% 22% $320K 21% 20% $280K 10% $240K $200K 0% 04 05 06 07 08 09 10 11 12 13 14 15 16 17 18 99 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16 17 ________________________________________________ Source: John Burns Real Estate Consulting (JBREC), February 2019. Note: For additional detail, please see Notes on page 21. 15

What If There is a Recession? Single-family rent growth has historically remained positive even in recessionary periods  A mature, financially stable, and low-turnover resident base could provide cushion in a more challenging economy Invitation Homes Average Resident Profile • Age: 40 yrs • Wage Earners per Household: 2 • Household Income: $100k • Income-to-Rent Ratio: 4.7x Historical Single-Family New Lease Rent Growth(1) Recession ________________________________________________ Source: John Burns Real Estate Consulting (JBREC), February 2019. Note: For additional detail, please see Notes on page 21. 16

Denver III. THE INVITATION HOMES WAY – LEVERAGING OUR RESOURCES TO SERVE COMMUNITIES 17

Our Mission, Vision, and Values Mission Together with you, we make a house a home. Vision Values Unshakeable Integrity Continuous Excellence We hold ourselves accountable We always find a way to Be the premier choice in home leasing by to act with honesty, trust and innovate and deliver. continuously enhancing our residents’ respect. Standout Citizenship living experience. Genuine Care We strive to benefit our We serve with heart. neighbors and our communities. 18

Positive Impact on Residents and Communities

Providing a high quality leasing experience for families and improving communities



Resident Experience

- "ProCare" professional resident services provided by in-house local management and service teams
- 24/7 resident service hotline
- Resident First Look program for home sales
- Technology-enhanced resident experience
- High quality homes in desirable neighborhoods



Community Investment

- ~$2 billion investment rehabilitating homes to date
- $289 million local taxes supporting communities in 2018
- $256 million to maintain homes for residents in 2018
- $31 million paid to homeowner associations in 2018
- Hundreds of local vendors supported

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invitation homes

Glossary Adjusted EBITDAre We define EBITDA as net income or loss computed in accordance with accounting principles generally accepted in the United States (“GAAP”) before the following items: interest expense; income tax expense; and depreciation and amortization. National Association of Real Estate Investment Trusts ("Nareit") recommends as a best practice that REITs operating as real estate companies which report an EBITDA performance measure also report EBITDAre in all financial reports for periods beginning after December 31, 2017. We define EBITDAre, consistent with the Nareit definition, as EBITDA, further adjusted for gain on sale of property, net of tax and impairment on depreciated real estate investments. Adjusted EBITDAre is defined as EBITDAre before the following items: sharebased compensation expense; IPO related expenses; merger and transaction-related expenses; severance; casualty losses, net; acquisition costs; and interest income and other miscellaneous income and expenses. EBITDA, EBITDAre and Adjusted EBITDAre are used as supplemental financial performance measures by management and by external users of our financial statements, such as investors and commercial banks. Set forth below is additional detail on how management uses EBITDA, EBITDAre and Adjusted EBITDAre as measures of performance. The GAAP measure most directly comparable to EBITDA, EBITDAre and Adjusted EBITDAre is net income or loss. EBITDA, EBITDAre and Adjusted EBITDAre are not used as measures of our liquidity and should not be considered alternatives to net income or loss or any other measure of financial performance presented in accordance with GAAP. Our EBITDA, EBITDAre and Adjusted EBITDAre may not be comparable to the EBITDA, EBITDAre and Adjusted EBITDAre of other companies due to the fact that not all companies use the same definitions of EBITDA, EBITDAre and Adjusted EBITDAre. Accordingly, there can be no assurance that our basis for computing these non-GAAP measures is comparable with that of other companies. Average Occupancy Average occupancy for an identified population of homes represents (i) the total number of days that the homes in such population were occupied during the measurement period, divided by (ii) the total number of days that the homes in such population were owned during the measurement period. Core Revenues Core revenues for an identified population of homes reflects total revenues, net of any resident recoveries and/or bad debt attributable to such population. Rental Rate Growth Rental rate growth for any home represents the percentage difference between the monthly rent from an expiring lease and the monthly rent from the next lease, and, in each case, reflects the impact of any amortized non-service rent concessions and contractual rent increases. Leases are either renewal leases, where our current resident chooses to stay for a subsequent lease term, or a new lease, where our previous resident moves out and a new resident signs a lease to occupy the same home. Same Store / Same Store Portfolio Same Store or Same Store portfolio includes, for a given reporting period, homes that have been stabilized for at least 15 months prior to January 1st of the year in which the Same Store portfolio was established, excluding homes that have been sold, homes that have been identified for sale to an owner occupant and have become vacant, and homes that have been deemed inoperable or significantly impaired by casualty loss events or force majeure. Homes are considered stabilized if they have (i) completed an initial renovation and (ii) entered into at least one post-initial renovation lease. An acquired portfolio that is both leased and deemed to be of sufficiently similar quality and characteristics as the existing Invitation Homes Same Store portfolio may be considered stabilized at the time of acquisition. Additionally, homes acquired via the Starwood Waypoint Homes merger have been deemed to qualify for the Same Store portfolio beginning in 2018 if they were stabilized, according to the Invitation Homes criteria for stabilization, within Starwood Waypoint Homes’ portfolio prior to the merger. We believe presenting information about the portion of our portfolio that has been fully operational for the entirety of a given reporting period and its prior year comparison period provides investors with meaningful information about the performance of our comparable homes across periods and about trends in our organic business. In order to provide meaningful comparative information across periods that, in some cases, pre-date the Starwood Waypoint Homes merger, all information regarding the performance of the Same Store portfolio for periods prior to December 31, 2017 is presented as though the Starwood Waypoint Homes merger was consummated on January 1, 2017. Total Homes / Total Portfolio Total homes or total portfolio refers to the total number of homes we own, whether or not stabilized, and excludes any properties previously acquired in purchases that have been subsequently rescinded or vacated. Turnover Rate Turnover rate represents the number of instances that homes in an identified population become unoccupied in a given period, divided by the number of homes in such population. 20

Notes Page 8 1) Pro forma the conversion of $230 million of convertible notes maturing in 2019, for which Invitation Homes has announced its intent to settle in common shares. Page 11 1) Weighted by total homes in each Invitation Homes market, as of December 31, 2018. Page 12 1) Index ranges from 0 to 10 based on relationship between median household income and annual housing ownership costs. JBREC considers values of 4-6 to be within the range of normal affordability levels. Page 13 1) For both ownership and rentership costs, assumes a home that is valued at 80% of the current median-priced existing home in each market. For ownership costs, includes PITI (30-year fixed rate mortgage with 5% down payment) plus mortgage insurance and maintenance costs. For rental costs, includes rent payment (based on survey of market asking rents) and renter’s insurance. Page 15 1) INVH implied enterprise value per home based on February 28, 2019 closing stock price of $23.00 per share. Page 16 1) Single-family rent is based on Burns Single-Family Rent Index weighted average rollup of 63 markets. 21